RECEIVABLES SECURITY AGREEMENT


                                                      between


                                              COSMETIC SCIENCES, INC.


                                                        and


                                         ARBOR HOME HEALTHCARE HOLDING LLC


                                          Dated as of September 6, 1996


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                             RECEIVABLES SECURITY AGREEMENT

         RECEIVABLES SECURITY AGREEMENT, dated as of September 6, 1996 (as modified, supplemented or amended from time to time, this "Agreement"), between COSMETIC SCIENCES, INC., a New York corporation (together with its successors and permitted assigns, the "Grantor") and ARBOR HOME HEALTHCARE HOLDING LLC (the "Secured Party"). Capitalized terms used without definition herein shall have the meaning set forth in Article V.

                              W I T N E S S E T H:

         WHEREAS, the Secured Party is concurrently herewith loaning $250,000 to the Grantor, such loan (the "Loan") to be evidenced by a Note of even date herewith (the "Note"); and

         WHEREAS, to induce the Secured Party to make the Loan, the Grantor has agreed to grant the Secured Party a security interest in certain assets of the Grantor

         NOW, THEREFORE, in consideration of the benefits accruing to the Grantor, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby makes the following representations and warranties to the Secured Party and hereby covenants and agrees with the Secured Party as follows:

                                     ARTICLE I
                                SECURITY INTERESTS

         1.1. Grant of Security Interests. (a) As collateral security for the prompt and complete payment and performance when due (whether by acceleration or otherwise) of all of its Obligations, the Grantor does hereby pledge, assign and transfer unto the Secured Party, and does hereby grant to the Secured Party a continuing security interest in, and a right of setoff against, all of the right, title and interest of the Grantor in, to and under all of the following, whether now owned by the Grantor or hereafter from time to time acquired and whether now existing or hereafter coming into existence, and wherever located:
(i) each and every Receivable, (ii) all Contracts, together with Contract Rights arising thereunder, and (iii) all Proceeds and products of any and all of the foregoing (all of the above collectively, the "Collateral").

         (b) The security interest of the Secured Party under this Agreement extends to all Collateral of the kind which is the subject of this Agreement which the Grantor may acquire at any time during the continuation of this Agreement.

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         1.2. Power of Attorney. The Grantor hereby constitutes and appoints the
Secured Party its true and lawful attorney, irrevocably, with full power after the date hereof (in the name of the Grantor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due or to become due to the Grantor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Secured Party may deem to be necessary or advisable to protect the interests of the Secured Party, which appointment as attorney is coupled with an interest.

                                   ARTICLE II
                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

         The Grantor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

         2.1. Necessary Filings. All filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the security interest granted by the Grantor to the Secured Party hereby in respect of the Collateral have been accomplished except to the extent arrangements have been made to make such filings, registrations and recordings which arrangements are satisfactory to the Secured Party in its sole discretion and, upon the completion of such filings, registrations and recordings the security interest granted to the Secured Party pursuant to this Agreement in and to the Collateral of the Grantor will constitute a perfected security interest therein superior and prior to the rights of all other Persons therein and subject to no other Liens and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests.

         2.2. No Liens. The Grantor is, and as to Collateral acquired by it from time to time after the date hereof the Grantor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Liens created hereby) and the Grantor shall defend its Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Secured Party.

         2.3. Other Financing Statements. There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral and so long any of the

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Obligations remain unpaid, the Grantor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by the Grantor.

         2.4. Chief Executive Office; Records. The chief executive office of the Grantor is located at One Old Country Road, Carle Place, New York 11514. Documents evidencing all Receivables and Contract Rights of the Grantor and the books of account and records of the Grantor relating thereto are, and will continue to be, kept at the chief executive office. All Receivables and Contract Rights of the Grantor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, the office location described above.

         2.5. Trade Names; Change of Name. The Grantor does not have or operate in any jurisdiction under, or in the preceding 12 months has not had nor operated in any jurisdiction under, any trade names, fictitious names or other names except its legal name and "Extended Family Care Corporation". The Grantor shall not change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name other than Extended Family Care Corporation.

         2.6. No Sale, Merger, Etc. Grantor shall not directly or indirectly sell, lease, transfer, abandon or otherwise dispose of all or any substantial portion of its property or assets (except in the ordinary course of business) or consolidate or merge with or into any other entity or permit any other entity to consolidate or with or into it and Grantor shall at all times preserve, renew and keep in full force and effect its existence as a corporation and the rights and franchises with respect thereto. Furthermore, it shall be a default hereunder if there shall be any change in the current ownership of Grantor, except a change in ownership to Secured Party.

                                   ARTICLE III
                          SPECIAL PROVISION CONCERNING
                          RECEIVABLES; CONTRACT RIGHTS

         3.1. Additional Representations and Warranties. As of the time when each of its accounts receivable arises, the Grantor shall be deemed to have represented and warranted that such receivable, and all records, papers and documents relating thereto (if any) are genuine and in all respects what they purport to be and that all papers and documents (if any) relating thereto (i) will represent the genuine, legal, valid and binding obligation of the account

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debtor, evidencing indebtedness unpaid and owed by the respective account debtor arising out of the performance of labor or services, (ii) will be the only original writings held by the Grantor evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes) and (iii) will evidence true and valid obligations, enforceable in accordance with their respective terms.

         3.2. Maintenance of Records. The Grantor will keep and maintain at its own cost and expense satisfactory and complete records of its Receivables and Contracts, including the originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and the Grantor will make the same available to the Secured Party for inspection, at the Grantor's own cost and expense, at any and all reasonable times upon demand. At any time and whether or not an Event of Default has occurred and is continuing, upon the request of the Secured Party, the Grantor shall, at its own cost and expense, deliver all tangible evidence of its Receivables and Contract Rights (including, without limitation, copies of all documents evidencing the Receivables and all Contracts, such copies, if requested by the Secured Party, to be certified as true and complete by an appropriate officer of the Grantor) and such books and records to the Secured Party or to its representatives (copies of which evidence and books and records may be retained by the Grantor). If the Secured Party so directs, the Grantor shall legend, in form and manner reasonably satisfactory to the Secured Party, the Receivables and Contracts, as well as books, records and documents of Grantor evidencing or pertaining to such Receivables and Contracts with an appropriate reference to the fact that such Receivables and Contracts have been assigned to the Secured Party and that the Secured Party has a security interest therein.

         3.3. Direction to Account Debtors; Contracting Parties, etc. If the Secured Party so directs the Grantor and whether or not an Event of Default has occurred and is continuing, the Grantor agrees (x) to cause all payments on account of the Receivables and Contracts to be made directly to an account established by and with the Secured Party, or at Secured Party's option, by and with Grantor subject to withdrawal by Secured Party only, except for Grantor's indorsement when required and (y) that the Secured Party may, at its option, directly notify the obligors with respect to any Receivables and/or under any Contracts to make payments with respect thereto as provided in the preceding clause (x). Without notice to or assent by the Grantor, the Secured Party may apply any or all amounts then in, or thereafter deposited in, the account referred to in clause (x) in the manner provided in Section 4.4 of this Agreement. The costs and expenses (including attorneys' fees)

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of collection, whether incurred by the Grantor or the Secured
Party, shall be borne by the Grantor.

         3.4. Modification of Terms, etc. The Grantor shall not rescind or cancel any indebtedness evidenced by any Receivable or under any Contract, or modify any material term thereof or make any material adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or Contract, or interest therein, without the prior written consent of the Secured Party, except as permitted by Section 3.5 hereof. The Grantor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Receivables and Contracts and will do nothing to impair the rights of the Secured Party in the Receivables or Contracts.

         3.5. Collection. The Grantor shall endeavor to cause to be collected from the account debtor named in each of its Receivables or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable or under such Contract. The costs and expenses (including, without limitation, attorneys' fees) of collection whether incurred by the Grantor or the Secured Party shall be borne by the Grantor.

         3.6. Instruments. If the Grantor owns or acquires any Instrument constituting Collateral and representing indebtedness in an aggregate principal amount of not less than $1,000, the Grantor will within 10 Business Days notify the Secured Party thereof, and upon request by the Secured Party promptly deliver such Instrument to the Secured Party appropriately endorsed to the order of the Secured Party as further security hereunder.

         3.7. Protection of Secured Party's Security. Except as expressly permitted herein, the Grantor will do nothing to impair the rights of the Secured Party in the Collateral. The Grantor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of the Grantor to pay its Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to the Grantor.

         3.8. Further Actions. The Grantor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Secured Party from time to time such lists, descriptions and

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designations of its Collateral,  bills of lading,  documents of title, vouchers,
invoices,   schedules,   confirmatory   assignments,    conveyances,   financing
statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Secured Party deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

         3.9. Financing Statements. The Grantor agrees to execute and deliver to the Secured Party such financing statements, in form acceptable to the Secured Party, as the Secured Party may from time to time reasonably request or as are necessary or desirable in the opinion of the Secured Party to establish and maintain a valid, enforceable, security interest in the Collateral as provided herein and the other rights and security contemplated hereby all in accordance with the Uniform Commercial Code as enacted in any and all relevant jurisdictions or any other relevant law. The Grantor will pay any applicable filing fees and related expenses. The Grantor authorizes the Secured Party to file any such financing statements without the signature of the Grantor to the extent permitted by law.

                                   ARTICLE IV
                  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

         4.1. Remedies; Obtaining the Collateral Upon Default. The Grantor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Secured Party, in addition to any rights now or hereafter existing under this Agreement or applicable law, shall have all rights as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may:

                  (a) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from the Grantor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon the Grantor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of the Grantor; and

                  (b) instruct the obligor or obligors on any agreement, instrument or other obligation constituting the Collateral to make any payment required by the terms of such instrument or agreement directly to the Secured Party; and

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                  (c) sell, assign or otherwise liquidate, or direct the Grantor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation; and

                  (d) take possession of the Collateral or any part thereof, by directing the Grantor in writing to deliver the same to the Secured Party at any place or places designated by the Secured Party, in which event the Grantor shall at its own expense:

                  (i) forthwith cause the same to be moved to the place or places so designated by the Secured Party and there delivered to the Secured Party,

                  (ii) store and keep any Collateral so delivered to the Secured Party at such place or places pending further action by the Secured Party as provided in Section 4.2 hereof, and

                  (iii) while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition;

         it being understood that the Grantor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Secured Party shall be entitled to a decree requiring specific performance by the Grantor of said obligation.

         4.2. Remedies; Disposition of the Collateral. Any Collateral repossessed by the Secured Party under or pursuant to Section 4.1 hereof and any other Collateral whether or not so repossessed by the Secured Party, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Secured Party may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Secured Party. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' written notice to the Grantor specifying the time at which such disposition is to be made and the

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intended sale price or other consideration  therefor,  and shall be subject, for the 10 days after the giving of such notice, to the right of the Grantor or any nominee of the Grantor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to the Grantor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Secured Party's option, be subject to reserve), after publication of notice of such auction not less than 10 day's prior thereto in a newspaper in general circulation in New York City. To the extent permitted by any such requirement of law, the Secured Party may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section without accountability to the Grantor (except to the extent of surplus money received as provided in Section 4.4 hereof). If, under mandatory requirements of applicable law, the Secured Party shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the Grantor as hereinabove specified, the Secured Party need give the Grantor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law.

         4.3. Waiver of Claims. Except as otherwise provided in this Agreement, THE GRANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE SECURED PARTY'S TAKING POSSESSION OR THE SECURED PARTY'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH GRANTOR WOULD OTHERWISE HAVE UNDER THE
CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and the Grantor hereby further waives, to the extent permitted by law:

                  (a) all damages occasioned by such taking of possession except any damages which are the direct result of the Secured Party's gross negligence or wilful misconduct;

                  (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Secured Party's rights hereunder; and

                  (c) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and the Grantor, for itself

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         and all who may claim under it,  insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Grantor therein and thereto, and shall be a perpetual bar both at law and in equity against the Grantor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Grantor.

         4.4. Application of Proceeds. Except as otherwise herein expressly provided and except as provided below in this Section 4.4, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Secured Party under
Article III hereof or this Article IV, shall be applied by the Secured Party:

                  First,  to the  payment  of the  costs  and  expenses  of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Secured Party and the fees and expenses of its agents and counsel, and all expenses incurred and advances made by the Secured Party in connection therewith;

                  Next, to the payment in full of the Obligations; and

                  Finally, to the payment to the Grantor, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

As used in this Section 4.4, "proceeds" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of the Grantor or any issuer of or obligor on any of the Collateral.

         4.5. Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Secured Party shall be in addition to every other right, power and remedy specifically given under this Agreement, the Note or any document related thereto or now or hereafter existing at law or in equity, or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Secured Party. All such rights, powers and

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remedies  shall be  cumulative  and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of the Secured Party in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Event of Default or an acquiescence therein. No notice to or demand on the Grantor in any case shall entitle the Grantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Secured Party to any other further action in any circumstances without notice or demand. In the event that the Secured Party shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Secured Party may recover reasonable expenses, including attorneys' fees, and the amounts thereof shall be included in such judgment.

                                    ARTICLE V
                                   DEFINITIONS

         The following terms shall have the meanings herein specified unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

         "Business Day" means any day excluding Saturday, Sunday and any day which shall be in the City of New York a legal holiday or a day on which banking institutions are authorized by law to close.

         "Contracts" shall mean all contracts between the Grantor and one or more additional parties relating to the Receivables.

         "Contract Rights" shall mean all rights of the Grantor (including without limitation all rights to payments and indemnities) under each Contract.

         "Event of Default" shall mean the Grantor's failure to pay when due any amounts owing to the Secured Party under the Notes or under any Obligations or to perform any of its covenants or agreements hereunder or under any other document creating any Obligations.

         "Instrument"   shall  have  the  meaning  provided  under  the  Uniform
Commercial Code as in effect on the date hereof in the State of New York.

         "Liens" shall mean any security interest, mortgage, pledge, lien, claim, charge, encumbrance, title retention agreement,

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lessor's interest in a financing lease or analogous instrument, in, of, or on the Grantor's property.

         "Obligations" shall mean: (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the principle of and interest on the Note; (ii) any and all loans, indebtedness, liabilities and obligations of any kind owing by Grantor to the Secured Party, however evidenced, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, original, renewed or extended, and whether arising directly or acquired from others, and including, without limitation, charges, commissions, interest, expenses, costs and attorney's fees under any of the foregoing; (iii) any and all sums advanced by the Secured Party in order to preserve the Collateral or preserve its security interest in the Collateral; and (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of the Grantor referred to in clauses (i), (ii) and (iii), the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Secured Party of its rights hereunder, together with reasonable attorneys' fees and court costs.

         "Person" shall mean any individual, corporation, partnership, company, voluntary association, joint venture, trust, limited liability company, trust, governmental agency or any other entity.

         "Proceeds" shall have the meaning provided under the Uniform Commercial Code as in effect on the date hereof in the State of New York or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Secured Party or the Grantor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

         "Receivables" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by Grantor and all of the Grantor's rights to payment for goods sold or leased or services performed by the Grantor, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (a) all security pledged. assigned, hypothecated or granted to or held by the Grantor to secure the foregoing, (b) all of the Grantor's right, title and interest in and to any goods, the sale of which gave rise thereto, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (e) all books, records, ledger cards, and invoices relating thereto, (f) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers,
(g) all credit information, reports and memoranda relating thereto, and (h) all other writings related in any way to the foregoing.

                                   ARTICLE VI
                                  MISCELLANEOUS

         6.1. Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed to such party at its address set forth opposite its signature below, or at such other address as any of the parties hereto may hereafter notify the others in writing.

         6.2. Waiver; Amendment. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in a writing signed by the parties hereto.

         6.3. Obligations Absolute. The obligations of the Grantor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Grantor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement, the Note or any other document; or (c) any amendment to or modification of the Note or any security for any of the Obligations, whether or not the Grantor shall have notice or knowledge of any of the foregoing. The rights and remedies of the Secured Party herein provided are cumulative and not exclusive of any rights or remedies which the Secured Party would otherwise have.

         6.4. Successors and Assigns. This Agreement shall be binding upon the Grantor and its successors and assigns and shall inure to the benefit of the Secured Party and its successors and assigns, provided that the Grantor may not transfer or assign any or all of its rights or obligations hereunder without the written consent of the Secured Party. All agreements, statements, representations and warranties made by the Grantor herein or in any certificate or other instrument delivered by the Grantor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Party and shall survive the execution and delivery of this Agreement regardless of any investigation made by the Secured Party.

         6.5. Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         6.6. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         6.7.  Governing Law.  THIS AGREEMENT AND THE RIGHTS AND
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN
ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW
YORK.

         6.8. Grantor's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that the Grantor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Secured Party shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of the Secured Party under or with respect to any Collateral.

         6.9 Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Obligations, the Grantor shall remain liable for any deficiency in respect of the Obligations.

         6.10. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                                            Grantor:

                                            COSMETIC SCIENCES, INC.

                                            By:/s/Joseph Heller
                                               Name:Joseph Heller
                                               Title:Vice President

Address:

One Old Country Road
Carle Place, NY  11514


                                            Secured Party:

                                            ARBOR HOME HEALTHCARE HOLDING LLC

                                            By:/s/ Ivan Kaufman
                                               Name:  Ivan Kaufman
                                               Title: Member

Address:

333 Earle Ovington Blvd.
Uniondale, NY  11553

STATE OF NEW YORK   )
                                    ss.:
COUNTY OF NASSAU    )

         On this 6th day of September, 1996, before me personally appeared Joseph Heller, to be personally known, who, being by me duly sworn, says that he is Vice President of Cosmetic Sciences, Inc.; that said instrument was signed on behalf of said corporation by authority of its Board of Directors, and he acknowledged that the execution of the foregoing instrument was the free act and deed of said corporation.


                                                   /s/Derek Warner
                                                     Notary Public

My Commission Expires:

[Notary Seal]



STATE OF NEW YORK   )
                                    ss.:
COUNTY OF NASSAU    )

         On this 6th day of September, 1996, before me personally appeared Ivan Kaufman, to be personally known, who, being by me duly sworn, says that he is Member of Arbor Home HealthCare Holding LLC; that said instrument was signed on behalf of said corporation by authority of its Board of Directors, and he acknowledged that the execution of the foregoing instrument was the free act and deed of said corporation.


                                                    /s/Derek Warner
                                                    Notary Public
My Commission Expires
[Notary Seal]

TO:  ARBOR HOME HEALTHCARE HOLDING LLC


         TPC Home Care Services, Inc. ("TPC") hereby agrees that, as a 83% owned subsidiary of Cosmetic Sciences, Inc. ("CSI") and as consideration for the funds which will be made available to it by CSI from time to time, including funds made available as a result of a $250,000 loan made by Arbor Home HealthCare Holding LLC ("Arbor") to CSI, and in order to induce Arbor to make such loan to
CSI:

         (i) TPC shall become a party to that certain Receivables Security Agreement dated September __, 1996 ("Receivables Security Agreement") between CSI, as Grantor and Arbor, as Secured Party;

         (ii) TPC shall be bound in the same manner as CSI with respect to the grant as security of all Collateral as defined therein, and that the terms Contracts, Contract Rights, Proceeds, Receivables and Collateral shall include such items in the same manner and to the same extent as if TPC was the Grantor as defined in the Receivables Security Agreement;

         (iii) TPC shall also be bound to any duties and obligations of the Grantor with respect to the Collateral provided by TPC and any "Event of Default" as defined in the Receivables Security Agreement, will grant Arbor the same rights with respect to Collateral provided by TPC as it has with respect to Collateral provided by CSI, notwithstanding that TPC is not a party to a loan agreement or promissory note with Arbor.

                                             TPC HOME CARE SERVICES, INC.



                                           By:/s/ Mary Ann Page